Exhibit 99

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	info@rcmt.com	Bradley S. Vizi
Pennsauken, NJ 08109	www.rcmt.com	Executive Chairman
Kevin D. Miller
Chief Financial Officer

P R E S S   R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

THIRD QUARTER RESULTS

Pennsauken, NJ – November 7, 2024 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of solutions designed to enhance the operational performance of its customers through the deployment of advanced engineering, specialty health care, and information technology services, today announced financial results for the thirteen and thirty-nine weeks ended September 28, 2024.

RCM Technologies reported revenue of $60.4 million for the thirteen weeks ended September 28, 2024 (the current quarter), an increase of 4.0% compared to $58.0 million for the thirteen weeks ended September 30, 2023 (the comparable prior quarter). Gross profit was $17.8 million for the current quarter, a 3.2% increase compared to $17.3 million for the comparable prior quarter.  The Company experienced GAAP net income of $2.7 million, or $0.35 per diluted share, for the current quarter compared to $3.8 million, or $0.46 per diluted share, for the comparable prior quarter. The Company experienced adjusted EBITDA (non-GAAP) of $5.6 million for the current quarter, a 9.5% increase compared to $5.1 million for the comparable prior quarter.  The Company experienced $0.44 of adjusted net income per diluted share (non-GAAP) for the current quarter as compared to $0.50 for the comparable prior quarter.

RCM Technologies reported revenue of $201.5 million for the thirty-nine weeks ended September 28, 2024 (the current period), an increase of 4.8% compared to $192.2 million for the thirty-nine weeks ended September 30, 2023 (the comparable prior-year period). Gross profit was $58.2 million for the current period, a 5.7% increase compared to $55.1 million for the comparable prior-year period.  The Company experienced GAAP net income of $10.5 million, or $1.31 per diluted share, for the current period compared to $11.6 million, or $1.33 per diluted share, for the comparable prior-year period. The Company experienced adjusted EBITDA (non-GAAP) of $19.6 million for the current period, a 10.5% increase compared to $17.7 million for the comparable prior-year period.  The Company experienced $1.54 of adjusted net income per diluted share (non-GAAP) for the current period as compared to $1.41 for the comparable prior-year period.

Bradley Vizi, Executive Chairman of RCM Technologies, commented, “Third-quarter growth was led by Healthcare and Engineering, as both businesses continue to ramp in their respective end markets.”

Kevin Miller, Chief Financial Officer of RCM Technologies, commented, “Growth remains consistent, while we anticipate enhanced cash conversion in coming quarters.”

Conference Call

On Friday, November 8, 2024, RCM Technologies will host a conference call to discuss these results. The call will begin at 1:00 p.m. Eastern Time. The dial-in number is (888) 272-8703.

About RCM

RCM Technologies (NasdaqGM: RCMT) is a business and technology solutions provider with world-class talent in key market segments. We help design, build, and enable the Industries of Tomorrow, Today. Operating at the intersection of resources, critical infrastructure and modernization of industries, RCM is a provider of services in Health Care, Engineering, Aerospace & Defense, Process & Industrial, Life Sciences and Data & Solutions. www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995. They are subject to various risks, uncertainties, and other factors that could cause the Company’s actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, and our perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expectations regarding our future revenues and other financial results, such as cash flows, our pipeline, and potential project wins, and our expectations for investment and growth in our business. Such statements are based on current expectations that involve several known and unknown risks, uncertainties, and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties, and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties, and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In Thousands, Except Per Share Amounts)

	Thirteen Weeks Ended
	September 28, 2024	September 30, 2023
Revenue	$60,365	$58,049
Cost of services	42,524	40,768
Gross profit	17,841	17,281
Selling, general and administrative	13,018	12,662
Depreciation and amortization of property and equipment	393	243
Amortization of acquired intangible assets	45	45
Operating income	4,385	4,331
Other expense, net	619	141
Income before income taxes	3,766	4,190
Income tax expense	1,020	434
Net income	$2,746	$3,756

Diluted net earnings per share data	$0.35	$0.46
Diluted weighted average shares outstanding	7,789,446	8,196,330

	Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023
Revenue	$201,468	$192,209
Cost of services	143,259	137,144
Gross profit	58,209	55,065
Selling, general and administrative	40,762	38,782
Depreciation and amortization of property and equipment	1,012	756
Amortization of acquired intangible assets	136	136
Costs associated with potential stock issuance	259	-
Gain on sale of assets	-	(395)
Operating income	16,040	15,786
Other expense, net	1,619	965
Income before income taxes	14,421	14,821
Income tax expense	3,961	3,245
Net income	$10,460	$11,576

Diluted net earnings per share data	$1.31	$1.33
Diluted weighted average shares outstanding	7,990,238	8,730,998

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In Thousands)

The following non-GAAP measures, which adjust for the categories of expenses described below, are non-GAAP financial measures.  Our management believes that these non-GAAP financial measures (“Adjusted operating income,” “EBITDA,” “Adjusted EBITDA,” “Adjusted net income” and “Adjusted diluted net earnings per share”) are useful information for investors, shareholders, and other stakeholders of our Company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons.  Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share should not be considered alternatives to operating income or net income, as the case may be, as an indicator of performance.  In addition, Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share do not take into account changes in certain assets and liabilities and interest and income taxes that can affect cash flows.  We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read-only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited table presents the Company’s GAAP operating income and GAAP net income and the corresponding adjustments used to calculate Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share for the thirteen and thirty-nine weeks ended September 28, 2024 and September 30, 2023.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP operating income	$4,385	$4,331	$16,040	$15,786
Adjustments
Gain on sale of assets	-	-	-	(395)
Costs associated with potential stock issuance	-	-	259	-
Equity compensation	767	484	2,154	1,451
Adjusted operating income (non-GAAP)	$5,152	$4,815	$18,453	$16,842

GAAP net income	$2,746	$3,756	$10,460	$11,576
Income tax expense	1,020	434	3,961	3,245
Interest expense, net	492	185	1,551	970
Depreciation of property and equipment	393	243	1,012	756
Amortization of acquired intangible assets	45	45	136	136
EBITDA (non-GAAP)	$4,696	$4,663	$17,120	$16,683

Adjustments
Gain on sale of assets	-	-	-	(395)
Costs associated with potential stock issuance	-	-	259	-
Loss (gain) on foreign currency transactions	127	(44)	68	(5)
Equity compensation	767	484	2,154	1,451
Adjusted EBITDA (non-GAAP)	$5,590	$5,103	$19,601	$17,734

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP net income	$2,746	$3,756	$10,460	$11,576
Adjustments
Gain on sale of assets	-	-	-	(395)
Costs associated with potential stock issuance	-	-	259	-
Loss (gain) on foreign currency transactions	127	(44)	68	(5)
Equity compensation	767	484	2,154	1,451
Tax impact from normalized rate	(190)	(138)	(674)	(295)
Adjusted net income (non-GAAP)	$3,450	$4,058	$12,267	$12,332

GAAP diluted net earnings per share	$0.35	$0.46	$1.31	$1.33
Adjustments
Gain on sale of assets				($0.04)
Costs associated with potential stock issuance	-	-	$0.03	-
Loss (gain) on foreign currency transactions	$0.01	-	$0.01	-
Equity compensation	$0.10	$0.06	$0.27	$0.16
Tax impact from normalized rate	($0.02)	($0.02)	($0.08)	($0.04)
Adjusted diluted net earnings per share (non-GAAP)	$0.44	$0.50	$1.54	$1.41

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended September 28, 2024
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$26,554	$24,167	$9,644	$60,365
Cost of services	18,271	18,273	5,980	42,524
Gross profit	8,283	5,894	3,664	17,841
Gross profit margin	31.2%	24.4%	38.0%	29.6%

	Thirteen Weeks Ended September 30, 2023
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$24,895	$22,452	$10,702	$58,049
Cost of services	17,438	16,846	6,484	40,768
Gross profit	$7,457	$5,606	$4,218	$17,281
Gross profit margin	30.0%	25.0%	39.4%	29.8%

	Thirty-Nine Weeks Ended September 28, 2024
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$101,668	$70,180	$29,620	$201,468
Cost of services	71,672	52,818	18,769	143,259
Gross profit	29,996	17,362	10,851	58,209
Gross profit margin	29.5%	24.7%	36.6%	28.9%

	Thirty-Nine Weeks Ended September 30, 2023
	Specialty Health Care	Engineering	Life Sciences and IT	Consolidated

Revenue	$99,553	$61,956	$30,700	$192,209
Cost of services	70,623	47,482	19,039	137,144
Gross profit	$28,930	$14,474	$11,661	$55,065
Gross profit margin	29.1%	23.4%	38.0%	28.6%

RCM Technologies, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In Thousands, Except Share Amounts)

	September 28,	December 30,
	2024	2023
	(Unaudited)
Current assets:
Cash and cash equivalents	$3,156	$6,284
Accounts receivable, net of provision for credit losses of $1,600 at September 28, 2024 and December 30, 2023	75,913	70,690
Transit accounts receivable	6,315	8,891
Prepaid expenses and other current assets	5,112	4,637
Total current assets	90,496	90,502

Property and equipment, net	6,793	4,005

Deposits	215	313
Deferred income taxes, foreign	55	55
Goodwill	22,147	22,147
Operating right of use asset	5,292	2,779
Intangible assets, net	547	683
Total other assets	28,256	25,977

Total assets	$125,545	$120,484

Current liabilities:
Accounts payable and accrued expenses	$11,525	$12,454
Transit accounts payable	28,215	31,102
Accrued payroll and related costs	11,634	11,203
Finance lease payable	689	233
Income taxes payable	220	330
Operating right of use liability	1,019	693
Contingent consideration from acquisitions	300	300
Deferred revenue	2,042	1,881
Total current liabilities	55,644	58,196

Deferred income taxes, net, foreign	185	187
Deferred income taxes, net, domestic	1,719	1,568
Finance lease payable, net of current position	1,290	-
Contingent consideration from acquisitions, net of current position	1,671	1,671
Operating right of use liability, net of current position	4,519	2,268
Borrowings under line of credit	30,477	30,804
Total liabilities	95,505	94,694

Contingencies (note 15)	-	-

Stockholders’ equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized;
no shares issued or outstanding	-	-
Common stock, $0.05 par value; 40,000,000 shares authorized;
17,833,287 shares issued and 7,597,028 shares outstanding at September 28, 2024 and 17,673,427 shares issued and 7,844,821 shares outstanding at December 30, 2023	890	882
Additional paid-in capital	118,136	116,579
Accumulated other comprehensive loss	(2,787)	(2,813)
Accumulated deficit	(8,805)	(19,265)
Treasury stock, 10,236,259 shares at September 28, 2024 and
9,828,606 shares at December 30, 2023, at cost	(77,394)	(69,593)
Total stockholders’ equity	30,040	25,790

Total liabilities and stockholders’ equity	$125,545	$120,484

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended
	September 28, 2024	September 30, 2023
Net income	$2,746	$3,756
Adjustments to reconcile net income to cash used in operating activities	1,508	1,049
Changes in operating assets and liabilities:
Accounts receivable	(9,033)	4,143
Prepaid expenses and other current assets	321	(987)
Net of transit accounts receivable and payable	435	1,556
Accounts payable and accrued expenses	(1,445)	(785)
Accrued payroll and related costs	1,919	2,790
Right of use liabilities	(228)	(333)
Income taxes payable	81	15
Deferred revenue	(636)	(169)
Deposits	(12)	2
Total adjustments	(7,090)	7,281
Net cash (used in) provided by operating activities	($4,344)	$11,037

Net cash (used in) provided by investing activities	(522)	79
Net cash provided by (used in) financing activities	4,375	(11,343)
Effect of exchange rate changes on cash and cash equivalents	167	(392)
Decrease in cash and cash equivalents	($324)	($619)

Common stock repurchase	($2,410)	($3,389)

	Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023
Net income	$10,460	$11,576
Adjustments to reconcile net income to cash used in operating activities	4,200	2,795
Changes in operating assets and liabilities:
Accounts receivable	(5,207)	(6,696)
Prepaid expenses and other current assets	(475)	(675)
Net of transit accounts receivable and payable	(311)	22,384
Accounts payable and accrued expenses	(760)	(1,798)
Accrued payroll and related costs	433	1,596
Right of use liabilities	(686)	(1,016)
Income taxes payable	(106)	162
Deferred revenue	161	(784)
Deposits	98	4
Total adjustments	(2,653)	15,972
Net cash provided by operating activities	7,807	27,548

Net cash used in investing activities	(1,589)	(480)
Net cash used in financing activities	(9,135)	(26,558)
Effect of exchange rate changes on cash and cash equivalents	(211)	(195)
(Decrease) increase in cash and cash equivalents	($3,128)	$315

Common stock repurchase	($7,801)	($24,449)